UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2007 (June 11, 2007)

MILLENNIUM QUEST, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31619	87-0430320
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Beihuan Road Junan County Shandong, China 276600 (Address of Principal Executive Offices)

(86) 539-7318818 Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 11, 2007, Millennium Quest, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 hereto, containing disclosure regarding financial results for the first quarter of the Company’s 2007 fiscal year, ended March 31, 2007.

The information in this Item 8.01, including the exhibits furnished herewith, is furnished pursuant to Item 8.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release dated June 11, 2007, “Millennium Quest, Inc. Reports First Quarter 2007 Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM QUEST, INC.

Date: June 11, 2007

By:	/s/ Si Chen
Si Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated June 11, 2007, “Millennium Quest, Inc. Reports First Quarter 2007 Results”